Exhibit 10.2

                         SEVERANCE AND RELEASE AGREEMENT
                         -------------------------------

         This Severance and Release  Agreement (the "Agreement") is entered into this 19th day of March,  2001, by and between Thomas P. Baker  ("Employee")  and

Guaranty Financial Corporation ("Guaranty"):

         WHEREAS,  the  Employer  desires to sever  Employee's  employment  with

Guaranty pursuant to Section 10(e) of the Employment  Agreement between Employee and Guaranty dated February 26, 1999 (the "Employment Agreement"),  on the terms and  conditions  set forth herein and,  for the purpose of  effecting  the same,

Guaranty has approved this Severance and Release Agreement; and

         WHEREAS, Guaranty is not opposed to attempts by the Employee to compete in the financial  industry,  but is opposed to the  solicitation  by Employee of

Guaranty's customers, and Employees.

         NOW, THEREFORE,  for good and valuable  consideration,  the receipt and adequacy  whereof  each party  hereby  acknowledges,  Guaranty  and the Employee hereby covenant and agree as follows:

         1.       Termination of Employment; Severance Benefits.

                  A.       Employee   Resignation:   Employee's   employment  is

terminated effective March 12, 2001, pursuant to Section 10(e) of the Employment

Agreement.  In addition,  Employee  hereby resigns as a Director of Guaranty and

Guaranty  Bank and agrees to execute  promptly any other  documents  required to effect such resignations.

                  B.       Payments to Employee: Guaranty agrees to pay Employee

the gross sum of One Hundred Fifty-Seven  Thousand Dollars  ($157,000.00).  This

sum shall be paid to  Employee  in regular  installments  on a  semi-monthly  or monthly basis, each coinciding with Guaranty's  regularly scheduled pay days and commencing  with  the  first  pay  day  following  the  Effective

Date of this Agreement. Employee acknowledges that the amounts payable hereunder are all  Employee is  entitled to receive  from  Guaranty  except for  qualified pension or other retirement benefits,  if any, to which Employee may be entitled under Guaranty's  standard  retirement  program and that are protected by ERISA.

Employee  further  understands  and agrees that the  approval of all  applicable state and  federal  regulators  shall be a  condition  precedent  to  Guaranty's obligation  to make  the  payments  described  in this  section.  Guaranty  will recommend that the state and federal  regulators  approve such payments.  In the event that any regulatory agency fails to approve the payments described in this

Section,  Guaranty  shall not be  obligated to make the payments to Employee and such payments shall cease. However, Guaranty shall make a payment to Employee in such lesser amount as is approved by all applicable regulating bodies.

                  C.       Withholding:   Employee  understands  that  prior  to

payment of the amounts  described  in Section 1(B) above,  Guaranty  will deduct from the gross sum all  federal,  state  and local  withholding  taxes and other payroll  deductions  Guaranty is  required by law to make from wage  payments to employees.

                  D.       Termination of Employment Agreement:  Employee agrees

that upon  execution  of this  Agreement,  all  rights and  responsibilities  of

Employee  and  Guaranty   pursuant  to  the  Employment   Agreement  are  hereby

extinguished  and  terminated  and can not be relied  upon by the  parties.  All rights of Employee to nonqualified  deferred compensation or retirement benefits are extinguished and terminated by this Agreement. Guaranty shall have the right to surrender  any policy of insurance on the life of Employee  that it or any of its subsidiaries may own and to retain the proceeds thereof.



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

         2.       No Obligation to Make Payment under Normal Policies.

         Employee  agrees  that the  payment to be made  hereunder  is more than

Guaranty is required to pay under its normal policies and procedures and that it is in  addition  to anything  of value to which  Employee  already is  entitled.

Furthermore,  such  payments are more than  Guaranty is required to pay Employee under the Employment Agreement.

         3.       Complete Release.

         Employee hereby releases  Guaranty,  its subsidiary  Guaranty Bank, and any other related companies, and the employees,  officers, attorneys, agents and directors of any of them from all  liabilities,  claims or demands  Employee may have against any of them. This includes, but is not limited to, a release of any rights or claims  Employee  may have under Title VII of the Civil  Rights Act of

1964,  which  prohibits  discrimination  in  employment  based on  race,  color,

national  origin,  religion or sex; the Americans With  Disabilities  Act, which prohibits  discrimination  against otherwise qualified disabled individuals,  or any other  federal,  state or local laws or regulations  prohibiting  employment discrimination. This also includes, but is not limited to, a release by Employee of any state  common law claims for  wrongful  discharge  or breach of contract,

including but not limited to any claim that Guaranty has breached the Employment

Agreement.  This release  covers both claims that Employee knows about and those the Employee may not know about that arose prior to the date of the execution of this Agreement.

         This release does not include,  however, a release of Employee's right,

if any, to payments from Guaranty's 401(K) plan, or similar ERISA benefits under

Guaranty's  benefit plans,  and the right to continuation in Guaranty's  medical plans as provided by the Consolidated Omnibus Budget Reconciliation Act of 1986.

         4.       No Future Lawsuits.

         Employee promises never to file a lawsuit asserting any claims that are released in Section 3.

         5.       Non-Solicitation.

         The  Employee  agrees  that for a  period  of one (1)  year  after  the termination of his employment, he will not, on behalf of himself or on behalf of any  other  person,  firm,  or  corporation  that is in the  financial  services business, call on any customers of Guaranty, nor will he in any way, directly or indirectly,  for himself or on behalf of any other person,  firm or corporation,

solicit, direct, or take away any business from any customer of Guaranty, or any of its  subsidiaries or affiliates.  This Agreement does permit Employee to work in the  financial  services  industry  and compete for  business as long as such competition is consistent with the covenants stated herein.

         Employee  also  agrees  that  to the  extent  that  this  provision  is reasonable  in light of the  consideration  provided to Employee in Section 1 of this  Agreement,  and that such  forbearance  on the part of  Employee  is not a restraint against trade. Employee fully understands the rights he is waiving and hereby  covenants  that such a waiver  will not  affect  his  ability  to earn a living.

         The invalidity or unenforceability of any portion of this Section shall not affect the validity or  enforceability of any other portion of this Section,

which shall remain in full force and effect.  Any portion in this Section  which is prohibited or  unenforceable  may be excised by the finder of fact  reviewing this  Section  and the  remaining  portions of this  Section  shall be valid and enforceable.

         6.       Right to Injunctive Relief.

         The Employee agrees and acknowledges  that a violation of the covenants contained in Sections 5 and 8 of this Agreement will cause irreparable damage to

Guaranty,  and that it is and will be  impossible  to estimate or determine  the damages  that  will be  suffered  by  Guaranty  in the  event of a breach by the

Employee of such covenants. Therefore, Employee further agrees that in the event of such violation or threatened violation of such covenants, Guaranty shall be entitled to an injunction,  without  posting bond, out of any court of competent jurisdiction,  restraining  such violation or threatened  violation by Employee.

Such right to an  injunction  is  cumulative  and in addition to whatever  other remedies Guaranty may have.

         7.       Disclaimer of Liability.

         This  Agreement  and the payments and  performances  hereunder are made solely  to assist  Employee  in  making  the  transition  from  employment  with

Guaranty,  and  are  not  and  shall  not be  construed  to be an  admission  of liability,  an  admission  of the truth of any fact,  or a  declaration  against interest on the part of Guaranty.

         8.       Confidential Information.

         Employee shall not use or divulge, publish or disclose to any person or organization,  information  obtained by Employee during the course of Employee's employment,  which  Guaranty,  in its  sole  discretion,  determines  to be of a confidential or sensitive nature. Such information  expressly  includes,  but is not  limited  to,  this  Agreement  itself,  information  concerning  Guaranty's financial  status,  methods  of  business,  trade  secrets,  business  strategy,

business  operations,  business  records,  customer  lists  and  other  customer information.  Employee  further agrees to immediately  return to Guaranty all of

Guaranty's property,  including but not limited to all cellular phones, computer

equipment,   keys,  credit  cards,  access  cards,  records,  files,  and  other documentation  of  whatever  nature  relating to  Guaranty's  business or to the business of any of Guaranty's customers.

         9.       Statements Regarding Guaranty And/Or Employment.

         Employee agrees not to make any derogatory statement with regard to the performance, character, or reputation of Guaranty, its personnel and any and all related companies,  or assert that any employee,  agent,  director or officer of same has  acted  improperly  or  unlawfully  with  respect  to

Employee or his employment with Guaranty.  Employee  further agrees:  (i) not to solicit  Guaranty  proxies or  participate  in an election  contest for Guaranty directors;  (ii) not to  deposit  Guaranty  voting  shares in a voting  trust or subject Guaranty shares to a voting agreement;  (iii) not to initiate or solicit shareholder  proposals and not to participate in, assist,  or support any effort to do so; and (iv) not to take, participate in, or support any action to acquire or affect  control of the Guaranty or to encourage or assist any other person or entity to do so. However, nothing in this Section shall prohibit you from voting or selling any Guaranty shares that you own on the date hereof.

         10.      Continued Payments Conditional on Performance of Promises.

         Employee understands and agrees that Employee's  continued  entitlement to the  payments  provided  for in  Section 1 above  and to the  other  benefits provided for in this Agreement is expressly  conditioned  upon Employee  keeping all of the promises Employee makes herein. Guaranty's obligation to make further payments to Employee or to do anything else for Employee will cease immediately,

if  Employee  takes any action or  engages  in any  conduct  that  violates  any provision of this Agreement.

         11.      Claim for Reinstatement

         Employee  agrees to waive and  abandon  any claim to  reinstatement  or rehire by Guaranty.

         12.      Acknowledgement.

         Employee  acknowledges  that he has signed  this  Agreement  freely and voluntarily without duress of any kind.

         13.      Entire Agreement.

         This  Agreement  contains  the entire  understanding  of  Employee  and

Guaranty  concerning  the  subjects  it  covers  and  it  supersedes  all  prior understandings  and  representations.  Guaranty has made no promises to Employee other  than  those set forth  herein.  This  Agreement  may not be  modified  or supplemented except by a subsequent written agreement signed by all parties.

         14.      Successorship.

         It is the  intention  of the  parties  that the  provisions  hereof  be binding upon the parties, their employees, affiliates, agents, heirs, successors and assigns forever.

         15.      Governing Law.

         This  Agreement  shall be governed by the laws of the  Commonwealth  of

Virginia.

         EMPLOYEE ACKNOWLEDGES THAT HE HAS READ THIS AGREEMENT,  UNDERSTANDS IT,

AND IS VOLUNTARILY  ENTERING INTO IT. PLEASE READ THIS AGREEMENT  CAREFULLY.  IT

CONTAINS A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.



       March 19, 2001                     /s/ Thomas P. Baker
-------------------------------           --------------------------------------
Date                                                 THOMAS P. BAKER


STATE OF VIRGINIA
County of Albemarle, to-wit:

         The foregoing Severance and Release Agreement was acknowledged to before me this 19th day of March, 2001 by Thomas P. Baker.


                                                           /s/
                                          --------------------------------------
                                                      Notary Public

My Commission expires:    3/31/03

                                       GUARANTY FINANCIAL CORPORATION


                                       By:  /s/ Richard L. Saunders
                                            ------------------------------------

       March 19, 2001                  Its: Senior Vice President
-----------------------------               ------------------------------------
Date


STATE OF VIRGINIA
County of Albemarle, to-wit:

         The foregoing Severance and Release Agreement was acknowledged to before me this 19th day of March, 2001, by Richard L. Saunders,(Name) Senior Vice President (Title) of Guaranty Financial Corporation.


                                                             /s/
                                             -----------------------------------
                                                        Notary Public

My Commission expires:    3/31/03